Exhibit 99.3

 1  Creating the Must-Own Permian Pure Play  February 12, 2024

 Cautionary Statement  Forward-Looking Statements  This communication contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Exchange Act of 1934, as amended, which involve risks, uncertainties, and assumptions. All statements, other than statements of historical fact, including statements regarding the proposed business combination transaction between Diamondback and Endeavor; future performance; business strategy; future operations (including drilling plans and capital plans); estimates and projections of revenues, losses, costs, expenses, returns, cash flow, and financial position; reserve estimates and its ability to replace or increase reserves; anticipated benefits of strategic transactions (including acquisitions and divestitures), including the proposed transaction; the expected amount and timing of synergies from the proposed transaction; the anticipated timing of the proposed transaction; and plans and objectives of management (including plans for future cash flow from operations and for executing environmental strategies) are forward-looking statements. When used in this communication, the words “aim,” “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “guidance,” “intend,” “may,” “model,” “outlook,” “plan,” “positioned,” “potential,” “predict,” “project,” “seek,” “should,” “target,” “will,” “would,” and similar expressions (including the negative of such terms) are intended to identify forward-looking statements, although not all forward-looking statements contain such identifying words. Although Diamondback believes that the expectations and assumptions reflected in its forward-looking statements are reasonable as and when made, they involve risks and uncertainties that are difficult to predict and, in many cases, beyond Diamondback’s control. Accordingly, forward-looking statements are not guarantees of future performance and actual outcomes could differ materially from what Diamondback has expressed in its forward- looking statements.  Factors that could cause the outcomes to differ materially include (but are not limited to) the following: the completion of the proposed transaction on anticipated terms and timing or at all, including obtaining Diamondback stockholder approval, regulatory approval and satisfying other conditions to the completion of the transaction; uncertainties as to whether the proposed transaction, if consummated, will achieve its anticipated benefits and projected synergies within the expected time period or at all; Diamondback’s ability to integrate Endeavor’s operations in a successful manner and in the expected time period; the occurrence of any event, change, or other circumstance that could give rise to the termination of the proposed transaction; risks that the anticipated tax treatment of the proposed transaction is not obtained; unforeseen or unknown liabilities; unexpected future capital expenditures; potential litigation relating to the proposed transaction; the possibility that the proposed transaction may be more expensive to complete than anticipated, including as a result of unexpected factors or events; the effect of the announcement, pendency, or completion of the proposed transaction on the parties’ business relationships and business generally; risks that the proposed transaction disrupts current plans and operations of Diamondback or Endeavor and their respective management teams and potential difficulties in retaining employees as a result of the proposed transaction; the risks related to Diamondback’s financing of the proposed transaction; potential negative effects of this announcement and the pendency or completion of the proposed transaction on the market price of Diamondback’s common stock and/or operating results; rating agency actions and Diamondback’s ability to access short- and long-term debt markets on a timely and affordable basis; changes in supply and demand levels for oil, natural gas, and natural gas liquids, and the resulting impact on the price for those commodities; the impact of public health crises, including epidemic or pandemic diseases and any related company or government policies or actions; actions taken by the members of OPEC and Russia affecting the production and pricing of oil, as well as other domestic and global political, economic, or diplomatic developments, including any impact of the ongoing war in Ukraine and the Israel-Hamas war on the global energy markets and geopolitical stability; instability in the financial markets; concerns over a potential economic slowdown or recession; inflationary pressures; rising interest rates and their impact on the cost of capital; regional supply and demand factors, including delays, curtailment delays or interruptions of production, or governmental orders, rules or regulations that impose production limits; federal and state legislative and regulatory initiatives relating to hydraulic fracturing, including the effect of existing and future laws and governmental regulations; physical and transition risks relating to climate change; those  risks described in Item 1A of Diamondback’s Annual Report on Form 10-K, filed with the SEC on February 23, 2023, and those risks disclosed in its subsequent filings on Forms 10-Q and 8-K, which can be obtained free of charge on the SEC’s website at  http://www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/; and those risks that will be more fully described in the definitive proxy statement on Schedule 14A that is intended to be filed with the SEC in connection with the proposed transaction.  In light of these factors, the events anticipated by Diamondback’s forward-looking statements may not occur at the time anticipated or at all. Moreover, Diamondback operates in a very competitive and rapidly changing environment and new risks emerge from time to time. Diamondback cannot predict all risks, nor can it assess the impact of all factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those anticipated by any forward- looking statements it may make. Accordingly , you should not place undue reliance on any forward-looking statements. All forward-looking statements speak only as of the date of this communication or, if earlier, as of the date they were made. Diamondback does not intend to, and disclaims any obligation to, update or revise any forward-looking statements unless required by applicable law.  Additional Information about the Merger and Where to Find It  In connection with the potential transaction between Diamondback and Endeavor, Diamondback expects to file relevant materials with the SEC including a proxy statement on Schedule 14A. Promptly after filing its definitive proxy statement with the SEC, Diamondback will mail the definitive proxy statement to each stockholder entitled to vote at the meeting relating to the proposed transaction. This communication is not a substitute for the proxy statement or for any other document that Diamondback may file with the SEC and send to its stockholders in connection with the proposed transaction. INVESTORS AND STOCKHOLDERS ARE URGED TO CAREFULLY READ THE PROXY STATEMENT (INCLUDING ANY AMENDMENTS OR SUPPLEMENTS THERETO AND ANY DOCUMENTS INCORPORATED BY REFERENCE THEREIN) AND ANY OTHER RELEVANT DOCUMENTS IN CONNECTION WITH THE TRANSACTION THAT DIAMONDBACK WILL FILE WITH THE SEC WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN  IMPORTANT INFORMATION ABOUT THE TRANSACTION AND THE PARTIES TO THE TRANSACTION. The definitive proxy statement, the preliminary proxy statement, and other relevant materials in connection with the transaction (when they become available) and any other documents filed by Diamondback with the SEC, may be obtained free of charge at the SEC’s website www.sec.gov. Copies of the documents filed with the SEC by Diamondback will be available free of charge on Diamondback ’s website at www.diamondbackenergy.com/investors/.  Participants in the Solicitation  Diamondback and its directors and executive officers may be deemed, under SEC rules, to be participants in the solicitation of proxies from Diamondback’s stockholders in connection with the transaction. Information about the directors and executive officers of Diamondback is set forth in (i) in Diamondback ’s proxy statement for its 2023 annual meeting, including under the headings “Proposal 1—Election of Directors”, “Executive Officers”, “Compensation Discussion and Analysis”, “Compensation Tables”, “Stock Ownership” and “Certain Relationships and Related Transactions”, which was filed with the SEC on April 27, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000130817923000793/fang-20221231.htm, (ii) Diamondback ’s Annual Report on Form 10-K for the year ended December 31, 2022, including under the headings “Item 10. Directors, Executive Officers and Corporate Governance”, “Item 11. Executive Compensation”, “Item 12. Security Ownership of  Certain Beneficial Owners and Management and Related Stockholder Matters” and “Item 13. Certain Relationships and Related Transactions, and Director Independence”, which was filed with the SEC on February 23, 2023 and is available at https://www.sec.gov/ixviewer/ix.html?doc=/Archives/edgar/data/1539838/000153983823000022/fang-20221231.htm and (iii) subsequent statements of changes in beneficial ownership on file with the SEC. Additional information regarding the participants in the proxy solicitation and a description of their direct or indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials filed with the SEC when they become available. These documents may be  obtained free of charge from the SEC’s website at www.sec.gov and Diamondback’s website at www.diamondbackenergy.com/investors/.  No Offer or Solicitation  This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.  2

 Non-GAAP Financial Measures  2  Non-GAAP Financial Measures  This presentation includes financial information not prepared in conformity with generally accepted accounting principles (GAAP), including EBIDTA, free cash flow and PV-10. The non-GAAP information should be considered by the reader in addition to, but not instead of, financial information prepared in accordance with GAAP. A reconciliation of the differences between these non-GAAP financial measures and the most directly comparable GAAP financial measures can be found in Diamondback's quarterly results posted on Diamondback's website at www.diamondbackenergy.com/investors/.  Furthermore, this presentation includes or references certain forward-looking, non-GAAP financial measures. Because Diamondback provides these measures on a forward-looking basis, it cannot reliably or reasonably predict certain of the necessary components of the most directly comparable forward-looking GAAP financial measures, such as future impairments and future changes in working capital. Accordingly, Diamondback is unable to present a quantitative reconciliation of such forward-looking, non-GAAP financial measures to the respective most directly comparable forward-looking GAAP financial measures. Diamondback believes that these forward-looking, non-GAAP measures may be a useful tool for the investment community in comparing Diamondback's forecasted financial performance to the forecasted financial performance of other companies in the industry.

 Creating the Must-Own Permian Pure Play  Financial Strength  2  Driving Results  Through Lowest Cost Operations  World Class Assets in a World Class Basin  Leading Permian Position

Transaction Overview

The Must-Own
Permian Pure Play

Transaction Details

Purchase Price of $26bn

- $8 billion cash (subject to adjustment) and 117.3 million of Diamondback shares to be issued to Endeavor equity holders at closing
- Cash expected to be funded through a combination of cash on hand, borrowings under the Company's credit facility and/or proceeds from term loans and senior notes offerings

Transaction Highlights

- Combined pro forma scale of approximately 838,000 net acres and 816 MBOE/d of net production
- Best in class inventory depth and quality with approximately 6,100 pro forma core locations with break evens <$40 WTI
- Annual synergies of $550 million representing over $3 billion in NPV10 over the next decade
- Substantial near and long term financial accretion with ~10% free cash flow per share accretion expected in 2025

Conditions and Timing

- Subject to approval by Diamondback stockholders and customary regulatory approvals
- Closing expected in Q4 2024, subject to satisfaction of customary closing conditions

Diamondback Pro Forma Acreage


Gaines
Dawson
Borden
Scurry
Lea
Andrews
Martin
Howard
Mitchell
Winkler
Ector
Midland
Glasscock
Sterling
Coke
Crane
Upton
Reagan
Irion
Pecos
Crockett
Schleicher
Delaware Locator Map
Loving
Winkler
Ward
Reeves
Pecos

	Diamondback Energy	Endeavor Energy Resources	Diamondback Energy Pro Forma
Enterprise Value	$36.2bn[1]	~$26.0bn	~$62.2bn
Q4 2023E Production (MBO/d / MBOE/d)	273 / 463	195 / 353	468 / 816
Base Total Decline (%)	~31%	~32%	~31%
Net Midland Acreage	350k	344k	694k
Total Permian Acres	494k	344k	838k
Gross Core Locations (Sub $40 B/E)	~3,800	~2,300	~6,100

Combination creates premier Permian pure play, well positioned to deliver its low cost operating structure on a world class asset

Source: Company data and filings.
(1) Market data as of 2/9/2024.

5

DIAMONDBACK ENERGY

About Endeavor: A Leader in the Midland Basin

The Must-Own
Permian Pure Play

Endeavor Energy Resources LP

Who We Are	Asset Profile	Where We Operate	2024 Guidance

Who We Are

- Established in 1979
- HQ: Midland, TX
- ~1,200 Employees
- Core Values:
  - Integrity
  - HSE Excellence
  - People & Teamwork
  - Continuous Improvement
  - Technical & Financial Discipline

Asset Profile

- ~344,000 net acres in the core Midland Basin
- 1.5 billion BOE of total proved reserves
- 400,000+ gross operated barrels of oil equivalent per day(1)
- ~96% of total gross acreage held by production

Where We Operate

- Midland Basin Core 6
  - Glasscock
  - Martin
  - Howard
  - Midland
  - Reagan
  - Upton

2024 Guidance

- Expected 2024 oil production of 190–200 MBO/d (350–365 MBOE/d)
- Total 2024 capital budget of approximately $2.5-$2.6 billion

(1) Based on 2-stream production reporting. Natural gas converted to oil on a 6:1 conversion ratio.

6

DIAMONDBACK ENERGY

Premier Permian Acreage Footprint

The Must-Own
Permian Pure Play

World Class Resource | Low Cost Operations | Permian Leader | Financial Strength

World Class Assets in a World Class Basin


Gaines
Dawson
Borden
Andrews
Martin
Howard
Ector
Midland
sscock
Crane
Upton
Reagan
Crocket
DIAMONDBACK ENERGY
Endeavor Energy Resources
Overlapping Acreage
Land Synergy Potential
Diamondback Acres: 350k
Endeavor Acres: 344k
Pro Forma Midland Acres: 694k

Best in Class Core Inventory Quality and Depth (<$40 WTI Break Evens)

Transaction extends duration of high quality inventory development while maintaining status quo base production decline


>1.5x
~3,800
~6,100
DIAMONDBACK ENERGY
+

Combination creates peer leading inventory quality and duration

7

DIAMONDBACK ENERGY

The Must-Own
Permian Pure Play

Combination of Premier Assets and Operations

World Class Resource | Low Cost Operations | Permian Leader | Financial Strength

Midland Basin Avg. 12 Month Cum. Oil Production (MBO/Well)[1]


Diamondback Energy ~170
Endeavor Energy Resources ~170
Peer A 167
Peer B 161
Peer C 157
Peer D 147
Peer E 138
Peer F 131
Peer G 117
Peer H 108

- Multi-Zone Co-Development strategy generates strong and consistent well performance
- Combined size and scale creates ability for longer laterals and larger pads, mitigating parent / child degradation, maximizing resource recovery, and improving capital efficiency
- Diamondback and Endeavor employ similar development strategies as evidenced by well spacing, zones developed, development size, zone targeting, and completion size
- **Diamondback and Endeavor results have been Permian best in class '21-'23**

Aligned Midland Development Philosophy

	Diamondback	Endeavor
Proppant Load (lbs/ft)	1,830	1,820
Fluid Intensity (bbl/ft)	47	47
Average Wells / Section	25	21

Similar development philosophy enhances integration and synergy capture timeline

Source: Enverus as of 2/9/2024.
Note: Peer group includes CIVI, COP, OVV, OXY, PR, PXD, VTLE and XOM.
(1) All Midland Basin wells POP since January 2022.

8

DIAMONDBACK ENERGY

 The Must-Own Permian Pure Play  Diamondback has built a scalable, low cost operating model ready to deliver on the pro forma  asset  24  20  16  12  8  4  0  0 2 4 6 8 10 12 14 16 18 20 22 24 26  Depth (1,000's of Ft.)  Avg. Days  2019 2020 2021 2022 2023  ~40%  Reduction from  2019 - 2023  Midland Basin Avg. Drilling Days to Total Depth by Year  Organizational culture focused on operational efficiency continues to deliver consistent, and meaningful, cycle time reductions year over year  Realized reductions in drilling cycle time of over 40% since 2019  Intense focus on the details, contributing to incremental improvement on a large scale basis  Scalable, proven operating model poised to deliver best in class results  over larger Midland asset footprint  Expected to Deliver Best in Class Execution  ~1,500'  ~2,500'  ~2,700'  ~3,000'  ~2,800  ~4,700  ~5,200  ~5,700  2021 2022  2023  Avg. Ft. / Day Avg. Proppant / Day (1,000's)  SimulFRAC used on ~90% of wells  Zipper Frac  2019 – 2021 Avg.  Midland Basin SimulFRAC Completion Efficiency  Implementation of SimulFRAC completions has been a step change in completion cycle time, and will provide upside to current Endeavor D&C  SimulFRAC, along with Diamondback's cultural focus on operational efficiency, has led to a doubling of completion lateral feet per day per crew since 2019  Diamondback’s commitment to operational excellence, and proven ability to integrate and execute, will provide investors with unparalleled opportunity in the Midland Basin  Source: Company data and estimates as of 11/3/2023.  World Class Resource Low Cost Operations Permian Leader Financial Strength  10

Leading Cost Structure Creates Meaningful Synergies

The Must-Own Permian Pure Play

World Class Resource | Low Cost Operations | Permian Leader | Financial Strength

Midland Basin DC&E Costs


2024 Guidance
2025 Pro Forma
~$150 / foot
$625
~$775
$625
DIAMONDBACK ENERGY
Endeavor Energy Resources LP
+

2024 Guidance	Midland DC&E Capex ($bn)	Midland Net Lateral Feet (mm ft.)	DC&E / Lateral Foot ($ / lateral ft.)
DIAMONDBACK ENERGY	$1.7-$2.0	2.8-3.0	$600-$650

Combined portfolio developed by the low cost Permian operator offers meaningful pro forma capital cost reductions in 2025

Source: Company data and filings.

10

DIAMONDBACK ENERGY

 Source: Company data, filings and estimates.  11 Note: Peer group includes CTRA, DVN, EOG, OVV, PR and PXD.  Unhedged cash margin calculated as the sum of unhedged realized price per BOE less cash operating costs divided by the unhedged realized price per BOE. Cash operating costs calculated as the sum of per BOE costs of LOE, production and ad. valorem taxes,  gathering and transport, cash G&A and interest expense.  The Must-Own Permian Pure Play  77%  79%  81%  75%  74%  73%  73%  68%  62%  80%  79%  79%  79%  76%  63%  62%  64%  57%  68%  71%  71%  3Q21  4Q21  1Q22  2Q22  3Q22  4Q22  1Q23  2Q23  3Q23  Industry Leading Cash Margins Enhance Cash Flow  Peer Quarterly Average: 71%  Diamondback Quarterly Average: 79%  Diamondback consistently delivers higher cash margins than its public peers  Quarterly Realized Cash Margins Incl. Interest (% of Realized Price / BOE) (1)  World Class Resource Low Cost Operations Permian Leader Financial Strength  Peer A Peer B Peer C  Peer D  Peer E  Peer F

Industrial Logic Drives Significant, Tangible Synergies

The Must-Own Permian Pure Play

World Class Resource | **Low Cost Operations** | Permian Leader | Financial Strength

Capital and Operating Costs	◆ Operational synergies resulting from Diamondback's capital cost structure and lower go forward ◆ Expect combined cash operating cost reductions of 5-10% per BOE	**$325mm**
Capital Allocation and Land	◆ Longest duration of sub $40 oil breakeven locations of any North American oil weighted independent oil and gas company allows for optimized capital allocation across a broader footprint ◆ Overlapping acreage adds incremental working interest ◆ Over 100,000 proximate gross acres enables more capital efficient development, including 15,000'+ laterals and shared infrastructure	**$150mm**
Financial and Corporate Costs	◆ Enhanced FCF profile allows for rapid debt reduction and size and scale of pro forma business expected to enhance credit ratings and lower cost of capital ◆ Reduction of overlapping overhead and corporate cost	**$75mm**
Value Creation	◆ Meaningful mineral and midstream value creation potential	**Additional Upside**


Gaines
Dawson
Borden
Andrews
Martin
Howard
Ector
Midland
Glasscock
Crane
Upton
Reagan
Crockett
DIAMONDBACK ENERGY
Endeavor Energy Resources
Overlapping Acreage
Land Synergy Potential

Meaningful annual synergy potential of ~$550mm representing upwards of $3bn[1] of total value over the next decade

(1) PV-10 over the next decade.

12

DIAMONDBACK ENERGY

 13  The Must-Own Permian Pure Play  1300  867  816  751  722  700  463  440  353  300  243  236  194  2200  960  910  850  838  695  494  426  400  400  344  307  180  Peer A  Peer B +  (1)  Peer C  Peer D  Peer E  (1)  Peer F  (1)  Peer G  Peer H  Peer I  Peer J  Emergence of a World Class Independent  Current Permian Net Production (MBOE/d)  Permian Net Acres (M)  Peer B  Peer C  Peer D  Peer A +  Peer E  Peer H  Peer F  Peer G  Peer I  Peer J  World Class Resource Low Cost Operations Permian Leader Financial Strength  Permian Pure Play  Permian Pure Play  Note: Peer group includes APA, COP, CTRA, CVX, DVN, EOG, OVV, OXY, PR and XOM.  (1) Q4 2023 production.

 Source: Capital IQ, Bloomberg. As of 2/9/2024.  14 Note: Peer Group includes DVN, EOG, MRO, OXY, PR and PXD.  Total stockholder return; represents dividends as reinvested.  Cash Flow per Share calculated as operating cash flow before changes in working capital divided by weighted average diluted shares outstanding. Free Cash Flow calculated as operating cash flow before changes in working capital and dividends, less cash CAPEX for operated D,C&E, non-operated properties and capital workovers, infrastructure and midstream; excludes acquisitions and equity-method investments.  The Must-Own Permian Pure Play  (200%)  --  800%  600%  400%  200%  1,000%  1,200%  1,400%  FANG XOP   Peers WTI   Consistent, Long Term Value Creation  Relative Trading Performance  Since FANG IPO  L12M  L3M  Diamondback ($/Share)  944%  16%  (5%)  XOP ($/Share)  (28%)  1%  (10%)  Peer Group Index ($/Share)  65%  (1%)  (10%)  WTI ($/Bbl)  (17%)  Trading Performance(1)  L5Y L3Y  74% 199%  21% 116%  44% 179%  40% 39%  0%  (8%)  World Class Resource Low Cost Operations Permian Leader Financial Strength  Diamondback has consistently outperformed every peer group in E&P  -$1.90  -$3.71  -$2.92  -$0.01  -$0.22  -$1.01  -$0.09  2012  2013  2014  2015  2016  2017  2018  2019  2020  2021  2022  $1.03  $13.64  $25.98  $1.33  $3.54  $6.97  $6.64  $4.63  $9.59  $0.78  $14.86  $17.74  $12.79  $22.02  $36.96  FCFPS  CFPS  Diamondback Cash Flow / Free Cash Flow Since IPO ($ / Share)(2)  +944%  +65%  (17%)  (28%)

Return of Capital Framework

The Must-Own
Permian Pure Play

World Class Resource | Low Cost Operations | Permian Leader | **Financial Strength**

- Commitment to return ≥50% of free cash flow to stockholders allows for flexibility to reduce debt associated with transaction quickly and still return meaningful cash to stockholders
- Enhanced scale, quality, and cash flow durability supports a ~7% increase to the base dividend to $3.60 / share
- Diamondback's return of capital strategy is built on a foundation of a sustainable, and growing, base dividend, plus a combination of share repurchases and/or variable dividends
- Base dividend protected down to ~$40 / Bbl WTI oil price with downside hedge protection at $55 oil
- Base dividend viewed as a fixed obligation to stockholders, like interest expense to bondholders

Cumulative Return of Capital Paid Since Inaugural Base Dividend


$37
$710
$334
$743
$2,670
$2,185(1)
$6,679
2018
2019
2020
2021
2022
2023 YTD
Total ROC

Diamondback Base Dividend Growth


DIAMONDBACK ENERGY
39.0% CAGR
$0.500
$0.938
$1.525
$1.950
$3.000
$3.307
$3.600
2018
2019
2020
2021
2022
2023 YTD Annualized
Q4 2023+

Diamondback's return of capital strategy is built on a sustainable base dividend, opportunistic share repurchases and variable dividends, and has returned over $6.6 billion since 2018

Note: Breakeven WTI oil price calculated as the per barrel price for oil needed to generate cash flow equivalent with the amount of capital required to keep its estimated Q4 2023 oil production flat in 2024. Assumes $3.00/Mcf Henry Hub gas prices and $20/Bbl NGL prices; excludes the impact of current commodity hedges. Free cash flow calculated as operating cash flow before changes in working capital and dividends, less cash capex (defined below). Maintenance capex defined as estimated capital required to keep estimated Q4 2023 oil production flat throughout the full year 2024. Tax-adjusted figures normalize cash tax rates to 21%.
Source: Company data, filings and estimates. All data as of 9/30/2023.
(1) Includes dividends paid and announced completed share repurchases. Excludes any Q4 2023 stock repurchases after November 6, 2023 or dividends to be declared for Q4 2023 payable in Q1 2024.

15

DIAMONDBACK ENERGY

16  The Must-Own Permian Pure Play  Transformational Value Proposition  Source: FactSet. Market data as of 2/9/2024.  Pioneer shown at acquisition value.  OXY shown pro forma for CrownRock acquisition.  Long duration, best in class FCF conversion positioned to deliver upside value  Financial Strength  World Class Resource  6.1x  5.7x  5.6x  5.0x  4.9x  4.4x  PXD COP FANG OXY EOG DVN  Low Cost Operations Permian Leader  2024E EBITDA Multiple  (1)  (2)  12.4%  11.6%  9.9%  8.4%  7.7%  7.1%  COP PXD EOG DVN FANG OXY  2024E FCF Yield  (2)  (1)

 17  The Must-Own  Minerals Portfolio Offers Significant Value Upside Potential Permian Pure Play  Key Highlights    High royalty interest enhances further upside value creation    Transaction adds significant in basin scale    Enhances combined reinvestment rate through increased cash flow without burden of incremental capital    Provides strategic flexibility for future VNOM dropdowns    Meaningful footprint exposure to pro forma Diamondback development  Net Permian Mineral Acres  32,000  >10,000(1)  2023E Net Production  (MBOE/d)  ~40  55% Oil  ~26(2)  56% Oil  2023E EBITDA ($mm)  ~$755  ~$490(2)  Asset Locator Map  Pro Forma Minerals Portfolio  Minerals Overlap  Acreage count excludes Endeavor working interest production >75% NRI.  Assumes contribution from mineral acreage as well as working interest that contains >75% net revenue interest (operated and non-operated).

 The Must-Own Permian Pure Play  Leading ESG Profile  Environmental Strategy Highlights  Key Environmental  Targets  Reduce Scope 1 + 2 GHG intensity by at least 50% from 2020 levels by 2030  Reduce Scope 1 GHG intensity by at least 50% from 2019 levels by 2024  Reduce methane intensity by at least 70% from 2019 levels by 2024  Eliminate routine flaring (as defined by the World Bank) by 2025  Source >65% of our water used for operations from recycled sources by 2025  “Net Zero Now”  Since January 1, 2021, every hydrocarbon produced by Diamondback has been produced with zero net Scope 1 emissions  Recognizing the Company will still have a carbon footprint, Diamondback purchased carbon offset credits to offset remaining Scope 1 emissions  Intend to eventually invest in income generating projects that are expected to more directly offset remaining Scope 1 emissions  Incentive Compensation  ESG has a 25% weighting in management’s scorecard for 2023  Component determined by meeting or exceeding five key environmental and safety metrics: flaring intensity, GHG  intensity, recycled water percentage, spill prevention and Total Recordable Incident Rate (“TRIR”)  Diamondback is committed to successful execution on its environmental strategy and the targets discussed in its 2023 Corporate Responsibility Report  As part of this commitment, in March 2023, Diamondback joined the Oil & Gas Methane Partnership 2.0 (“OGMP 2.0”), the flagship oil and gas reporting and  mitigation program of the United Nations Environment Programme  Combination with Endeavor allows Diamondback to apply its leadership in environmental focus to a significantly larger asset base over time  18

 The Must-Own  Key Governance Elements of the Combined Company Permian Pure Play  Leadership   Travis Stice will continue as Chief Executive Officer and Chairman of the Board   Diamondback will remain headquartered in Midland, TX  Board of Directors   Diamondback’s Board will be expanded to 13 directors at close and consist of:  Nine directors from Diamondback’s current Board (including Mr. Stice)  Four directors mutually agreed by Diamondback and Endeavor  − Charles Meloy and Lance Robertson, together with two other individuals mutually agreed upon by Diamondback and Endeavor, will be added to the Board   Post close, the Endeavor stockholder group may designate: four director nominees for so long as it holds at least 25% of  the Company’s outstanding common stock, two if between 20-25%, and one if between 10-20%  Nominees will be subject to election by the Company’s stockholders annually  Expected Ownership at Close   60.5% existing Diamondback stockholders / 39.5% Endeavor stockholder group  Transfer Restrictions   Endeavor stockholder group subject to certain customary lockup restrictions for a period of up to 18 months  Standstill   Customary standstill provisions for so long as the Endeavor stockholder group owns at least 10% of the outstanding common stock or their designee continues to serve on the board  Voting   For so long as the Endeavor stockholder group’s ownership equals or exceeds 20% of the outstanding common stock,  the Endeavor stockholder group has agreed to vote:  All shares owned by the group as recommended by the Board in relation to the election of directors  On all other matters, shares owned by the group in excess of 25% of the outstanding common stock in the same  proportion as votes cast by the Company’s other stockholders  Registration Rights   Endeavor stockholder group will have customary registration rights  18

 Financial  Strength  Driving Results  Through  Lowest Cost  Operations  World Class Assets in a World Class Basin  Leading Permian Position  Creating the Must-Own Permian Pure Play  Midland Basin  PF Acreage Midland Acres: 694k Permian Acres: 838k  Delaware Basin  18